INCOME TAX	6 Months Ended
Jun. 30, 2026
INCOME TAX.
INCOME TAX

8INCOME TAX

The Group provided income tax expense of RMB1.9 million for the six months ended June 30, 2025, and income tax benefit of RMB0.1 million for the six months ended June 30, 2026, of which the deferred income tax benefits amounting to RMB0.5 million was recognized as a result of reversal of deferred tax liabilities, and current income tax expenses amounting to RMB0.4 million, respectively. Current income tax expenses represented withholding tax levied at 10% on interest income earned by the Company and its subsidiary in Hong Kong from banks located in Chinese Mainland, and withholding tax levied at 30% on interest income earned by the Company from banks located in the U.S., which are non-PRC or non-U.S. residents according to the relevant rules and regulations of the Chinese Mainland or the U.S.